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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 13, 2004



                               NOBLE ENERGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               DELAWARE                         001-07964             73-0785597
     ------------------------------             ----------        -------------------
    (State or other jurisdiction of             Commission         (I.R.S. Employer
     incorporation or organization)             File Number       Identification No.)



       100 GLENBOROUGH, SUITE 100
             HOUSTON, TEXAS                                               77067
       --------------------------                                         -----
(Address of principal executive offices)                                (Zip Code)



      Registrant's telephone number, including area code: (281) 872-3100



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)




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ITEM 9. REGULATION FD DISCLOSURE.

         On May 13, 2004 Noble Energy, Inc. (the "Company") issued a press release announcing it will host an Annual Management Review Meeting in New York on Wednesday, May 26, 2004. The meeting will broadcast over the Internet on May 26, 2004 at 8:30 a.m. EST. Interested parties may access the broadcast via the Company's website at www.nobleenergyinc.com. On the morning of May 26, 2004, the presentation materials will be made available for viewing on the Company's website at www.nobleenergyinc.com.

         The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is furnished as part of this current Report on Form 8-K:

                 99.1     Press Release dated May 13, 2004.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NOBLE ENERGY, INC.



Date: May 25, 2004                    By: /s/ ARNOLD J. JOHNSON
                                          -------------------------------------
                                          Arnold J. Johnson
                                          Vice President, General Counsel
                                          and Secretary


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                                INDEX TO EXHIBITS


       Item          Exhibit
       ----          -------
       99.1          Press Release dated May 13, 2004